UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2013

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On January 11, 2013 at 5:00 p.m., New York City time (the “Effective Time”), Starz (formerly known as Liberty Media Corporation, “Starz”) completed its previously announced spin-off (the “Spin-Off”) of its former wholly-owned subsidiary Liberty Media Corporation (formerly known as Liberty Spinco, Inc., the “Company”).

The Spin-Off was accomplished by the distribution (the “Distribution”) by Starz of a dividend of (i) one share of the Company’s Series A common stock for each outstanding share of Starz’s Series A Liberty Capital common stock as of 5:00 p.m., New York City time, on January 10, 2013 (such date and time, the “Record Date”), and (ii) one share of the Company’s Series B common stock for each outstanding share of Starz’s Series B Liberty Capital common stock as of the Record Date.  As a result of the Spin-Off, the Company is now an independent, publicly traded company and its principal businesses and assets include Starz’s former consolidated subsidiaries Atlanta National League Baseball Club, Inc. and TruePosition, Inc., equity affiliates Sirius XM Radio Inc. and Live Nation Entertainment, Inc. and minority investments in public companies such as Barnes & Noble, Inc., Time Warner Inc., Time Warner Cable Inc. and Viacom Inc. Additionally, in connection with the Spin-Off, Starz’s subsidiary Starz, LLC distributed an aggregate of approximately $1.8 billion in cash to the Company, a portion of which was distributed to the Company prior to the Spin-Off. The businesses and assets that remain at Starz following the Spin-Off consist of the premium movie service provider Starz, LLC and its subsidiaries.

Several agreements were entered into in connection with the Spin-Off (the “Spin-Off Agreements”):

•                  a Reorganization Agreement, dated as of January 10, 2013, by and between Starz and the Company, which provides for, among other things, the principal corporate transactions required to effect the Spin-Off, certain conditions to the Spin-Off and provisions governing the relationship between Starz and the Company with respect to and resulting from the Spin-Off;

•                  a Tax Sharing Agreement, dated as of January 11, 2013, between Starz and the Company, which governs the allocation of taxes, tax benefits, tax items and tax-related losses between Starz and the Company;

•                  a Services Agreement, dated as of January 11, 2013, by and between Starz and the Company, which governs the provision by the Company to Starz and by Starz to the Company of specified services and benefits following the Spin-Off;

•                  a Facilities Sharing Agreement, dated as of January 11, 2013, by and between Starz and Liberty Property Holdings, Inc. (a subsidiary of the Company, “LPH”), pursuant to which Starz shares office facilities with the Company;

•                  two Aircraft Time Sharing Agreements, each dated as of January 11, 2013, by and between Starz and the Company, which govern the lease for each of two aircraft from the Company to Starz and the provision of fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis; and

•                  a Lease Agreement, dated as of January 11, 2013, by and between LPH, Starz, LLC, and, for the limited purposes described therein, Starz Entertainment, LLC, pursuant to which Starz, LLC will lease its headquarters building from LPH for a period of ten years, with successive five-year renewal periods at the option of Starz, LLC.

The section of the Information Statement (the “Information Statement”) filed as Exhibit 99.1 to Amendment No. 3 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on December 26, 2012 (File No. 001-35707) (the “Form 10”), entitled “Certain Relationships and Related Party Transactions—Relationships Between Spinco and Liberty Media/Starz and/or Liberty Interactive,” which describes the material terms of the Spin-Off Agreements, is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Spin-Off Agreements, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, and 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

Item 3.03.  Material Modification to Rights of Securities Holders

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 11, 2013, the Company filed its Restated Certificate of Incorporation (the “Restated Charter”) with the Delaware Secretary of State, which was effective upon filing.  The Restated Charter provided for the reclassification of the Company’s former Common Stock, par value $0.01 per share, into the Company’s Series A Common Stock, Series B Common Stock, and Series C Common Stock (the “Company Common Stock”).  The Restated Charter sets forth the terms of the Company Common Stock and describes the rights of holders of the Company Common Stock.  The Series A Common Stock and Series B Common Stock began trading on a when-issued basis on January 10, 2013 under the temporary symbols “LMCAV” and “LMCBV,” began trading in the regular way under the symbols “LMCAD” and “LMCBD” on January 14, 2013 and will begin trading under the permanent symbols “LMCA” and “LMCB” beginning on January 22, 2013.

Also on January 11, 2013, effective as of the Effective Time, the Company restated its bylaws (the “Bylaws”) to read as filed as Exhibit 3.3 this Current Report on Form 8-K.

The sections of the Information Statement entitled “Authorized Capital Stock”, “Our Common Stock”, “Our Preferred Stock” and “Other Provisions of our Certificate of Incorporation and Bylaws,” which describe certain provisions of the Restated Charter and Bylaws, are incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Restated Charter and the Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Pamela Coe from the Board of Directors

In connection with the closing of the Spin-Off, Pamela L. Coe resigned from the Company’s board of directors, effective immediately prior to the Effective Time.  Ms. Coe remains a Vice President, Deputy General Counsel and Secretary of the Company.

Appointment  of New Directors

At the Effective Time, the size of the Company’s board of directors was increased to nine directors, and to fill the vacancies and newly created directorships resulting from the resignation described above and the expansion of the board of directors, Robert R. Bennett, Donne F. Fisher, M. Ian G. Gilchrist, Evan D. Malone, John C. Malone, David E. Rapley, Larry E. Romrell and Andrea L. Wong were appointed to the board of directors of the Company.  These individuals and Gregory B. Maffei (who continued as a director of the Company) comprised the board of directors of Starz immediately prior to the Effective Time. Following the appointments, the Company has a total of 9 directors divided among three classes and John C. Malone will serve as Chairman of the board of directors of the Company.  Mr. Malone, Mr. Maffei and Mr. Bennett will serve as members of the Executive Committee of the board of directors of the Company.  Mr. Fisher, Mr. Gilchrist and Mr. Romrell will serve as members of the Audit Committee of the board of directors of the Company, and Mr. Fisher will serve as Chairman of the committee.  Mr. Gilchrist, Mr. Fisher, Mr. Rapley and Ms. Wong will serve as members of the Compensation Committee of the board of directors of the Company, and Mr. Gilchrist will serve as chairman of the committee.  Mr. Rapley, Mr. Gilchrist, Mr. Romrell and Ms. Wong will serve as members of the Nominating and Corporate Governance Committee of the board of directors of the Company, and Mr. Rapley will serve as Chairman of the committee.

Officers of the Company

In connection with the Spin-Off, the individuals listed below, who served as the executive officers of Starz prior to the Spin-Off, were elected and appointed to serve as executive officers of the Company.

Name	Positions
John C. Malone Age: 71

Chairman of the Board and a director of the Company.

Professional Background: Mr. Malone has served as the Chairman of the Board of Starz from August 2011 to January 2013 and a director from December 2010 to January 2013. Mr. Malone served as the Chief Executive Officer of Liberty Interactive Corporation (“Liberty Interactive”) from August 2005 to February 2006. Mr. Malone served as Chairman of the Board of Tele-Communications, Inc. (“TCI”) from November 1996 until March 1999, when it was acquired by AT&T Corp., and as Chief Executive Officer of TCI from January 1994 to March 1997.

Gregory B. Maffei Age: 52

Chief Executive Officer, President and a director of the Company.

Professional Background: Mr. Maffei served as a director and the President and Chief Executive Officer of Starz from May 2007 to January 2013 and has served as a director of Starz since August 2012. He has served as the Chief Executive Officer and President of Liberty Interactive since February 2006. He also served as its CEO-Elect from November 2005 through February 2006. Prior thereto, Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation during 2005 and as Chairman and Chief Executive Officer of 360networks Corporation from 2000 until 2005. Previously, Mr. Maffei was the Chief Financial Officer of Microsoft Corporation from 1997 to 2000.

Richard N. Baer Age: 55

Senior Vice President and the General Counsel of the Company.

Professional Background: Senior Vice President and the General Counsel of Starz in January 2013 and Senior Vice President and the General Counsel of Liberty Interactive since January 2013. Executive Vice President and Chief Legal Officer of UnitedHealth Group Incorporated from May 2011 to December 2012. Executive Vice President and General Counsel of Qwest Communications International Inc. from December 2002 to April 2011 and Chief Administrative Officer from August 2008 to April 2011.

Albert E. Rosenthaler Age: 53	Senior Vice President of the Company. Professional Background: A Senior Vice President of Starz from May 2007 to January 2013. A Senior Vice President of Liberty Interactive since April 2002.

Christopher W. Shean Age: 47

Senior Vice President and Chief Financial Officer of the Company.

Professional Background: A Senior Vice President of Starz from May 2007 to January 2013 and the Chief Financial Officer from November 2011 to January 2013. The Controller of Starz from May 2007 to October 2011. A Senior Vice President of Liberty Interactive since January 2002 and the Chief Financial Officer since November 2011. The Controller of Liberty Interactive from October 2000 to October 2011 and a Vice President of Liberty Interactive from October 2000 to January 2002.

Item 8.01.  Other Events

On January 11, 2013, the Company and Starz issued a joint press release (the “Press Release”) announcing the completion of the Spin-Off . The full text of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

2.1

Reorganization Agreement, dated as of January 10, 2013, between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) (incorporated by reference to Exhibit 2.1 to Starz’ Current Report on Form 8-K filed on January 16, 2013 (File No. 001-35294) (the “Starz 8-K”)).

3.1	Restated Certificate of Incorporation of Liberty Media Corporation.

3.2	Bylaws of Liberty Media Corporation.

10.1

Tax Sharing Agreement, dated as of January 11, 2013, between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) (incorporated by reference to Exhibit 10.1 to the Starz 8-K).

10.2

Services Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) (incorporated by reference to Exhibit 10.2 to the Starz 8-K).

10.3

Facilities Sharing Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Property Holdings, Inc. (incorporated by reference to Exhibit 10.3 to the Starz 8-K).

10.4

Aircraft Time Sharing Agreements, dated as of January 11, 2013, by and between Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) and Starz (f/k/a Liberty Media Corporation) (incorporated by reference to Exhibit 10.4 to the Starz 8-K).

10.5

Lease Agreement, dated as of January 11, 2013, by and among Starz, LLC Liberty Property Holdings, Inc. and, for the limited purposes described therein, Starz Entertainment, LLC (incorporated by reference to Exhibit 10.5 to the Starz 8-K).

99.1	Press Release dated January 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2013

LIBERTY MEDIA CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

2.1

Reorganization Agreement, dated as of January 10, 2013, between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (Liberty Spinco, Inc.) (incorporated by reference to Exhibit 2.1 to Starz’ Current Report on Form 8-K filed on January 16, 2013 (File No. 001-35294) (the “Starz 8-K”)).

3.1	Restated Certificate of Incorporation of Liberty Media Corporation.

3.2	Bylaws of Liberty Media Corporation.

10.1

Tax Sharing Agreement, dated as of January 11, 2013, between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) (incorporated by reference to Exhibit 10.1 to the Starz 8-K).

10.2

Services Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) (incorporated by reference to Exhibit 10.2 to the Starz 8-K).

10.3

Facilities Sharing Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Property Holdings, Inc. (incorporated by reference to Exhibit 10.3 to the Starz 8-K).

10.4

Aircraft Time Sharing Agreements, dated as of January 11, 2013, by and between Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) and Starz (f/k/a Liberty Media Corporation) (incorporated by reference to Exhibit 10.4 to the Starz 8-K).

10.5

Lease Agreement, dated as of January 11, 2013, by and among Starz, LLC Liberty Property Holdings, Inc. and, for the limited purposes described therein, Starz Entertainment, LLC (incorporated by reference to Exhibit 10.5 to the Starz 8-K).

99.1	Press Release dated January 11, 2013.